VirTra Receives Follow-On Order from U.S. Department of Homeland Security for Customs and Border Protection

TEMPE, Ariz. — July 10, 2019 — VirTra, Inc. (NASDAQ: VTSI) (“VirTra”), a global provider of training simulators for the law enforcement, military, educational and commercial markets, has received a follow-on order from the U.S. Department of Homeland Security for Customs and Border Protection (CBP). This order is part of a previously announced Indefinite Delivery/Indefinite Quantity (IDIQ) contract and totals nearly $630,000.

CBP is charged with keeping terrorists and their weapons out of the U.S. while facilitating lawful, international travel and trade. CBP is one of the world’s largest law enforcement organizations and currently employs more than 60,000 individuals.

Under the terms of the agreement, VirTra will provide comprehensive maintenance and service through September 2020 on simulators and associated products it has previously deployed with CBP. To date, CBP has installed VirTra’s V-300® judgmental use of force simulators at 35 major international airports, ports of entry, and training facilities across the country.

“As this follow-on order demonstrates, supporting VirTra’s simulators in the field provides attractive, longer-term revenue opportunities that follow the initial hardware sale,” said Jason Mulcahy, General Manager of VirTra. “We’re proud to enable and support CBP in their mission of maintaining the security of our borders and ensuring our safety from international threats, and we look forward to continuing this mutually beneficial relationship.”

About VirTra

VirTra (NASDAQ: VTSI) is a global provider of training simulators for the law enforcement, military, educational and commercial markets. The company’s patented technologies, software, and scenarios provide intense training for de-escalation, judgmental use-of-force, marksmanship and related training that mimics real-world situations. VirTra’s mission is to save and improve lives worldwide through practical and highly-effective virtual reality and simulator technology. Learn more about the company at www.VirTra.com.

Forward Looking Statements:

This news release includes certain information that may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by terminology such as “could”, “may”, “will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates,” “proposed,” “planned,” “potential” and similar expressions, or are those, which, by their nature, refer to future events. All statements, other than statements of historical fact, included herein, including statements about VirTra’s beliefs and expectations, are forward-looking statements. Forward-looking information is necessarily based upon a number of assumptions that, while considered reasonable, are subject to known and unknown risks, uncertainties and other factors which may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking information. Although VirTra believes that such statements are reasonable, it can give no assurance that such forward-looking information will prove to be accurate. VirTra cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors. Accordingly, due to the risks, uncertainties and assumptions inherent in forward-looking information, readers and prospective investors in the Company’s securities should not place undue reliance on forward-looking information. All forward-looking information contained in this press release is given as of the date hereof, is based upon the opinions and estimates of management and information available to management as at the date hereof and is subject to change. The Company assumes no obligation to revise or update forward-looking information to reflect new circumstances, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact:

Susan Lehman

Slehman@virtra.com

Investor Relations Contact:

Matt Glover or Charlie Schumacher

VTSI@gatewayir.com

949-574-3860